UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   February 10, 2016

SPARTAN MOTORS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	0-13611	38-2078923
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1541 Reynolds Road, Charlotte, Michigan	48813
(Address of Principal Executive Offices)	(Zip Code)

517-543-6400

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 10, 2016, Spartan Motors, Inc. issued a press release announcing its preliminary revenue and operating income for the quarter ended December 31, 2015.  A copy of the press release is attached to this Current Report as Exhibit 99.1.

The information in this Item 2.02 and the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

Spartan Motors, Inc. (the “Company”) announced that Daryl M. Adams, Chief Executive Officer, Frederick J. Sohm, Chief Financial Officer and Greg Salchow, Group Treasurer, will be presenting at the BB&T 31st Annual Transportation Services Conference on February 10, 2016. A copy of the management presentation will be available on the Company’s website at www.spartanmotors.com and is attached as Exhibit 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 10, 2016 regarding the financial results for the quarter ended December 31, 2015.
99.2	Presentation material to be presented February 10, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Dated: February 10, 2016	/S/ Frederick J. Sohm
By: Frederick J. Sohm
Its: Chief Financial Officer and Treasurer

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